                                                                    EXHIBIT 10.6
                                                                  EXECUTION COPY

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                            ADMINISTRATION AGREEMENT

                                      among

                        WFS FINANCIAL 2003-3 OWNER TRUST,
                                   as Issuer,

                                    WESTCORP,
                                as Administrator,

                         WFS RECEIVABLES CORPORATION 2,
                                   as Seller,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as Indenture Trustee

                           Dated as of August 1, 2003

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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Section 1.  Duties of the Administrator......................................................................    1

Section 2.  Records..........................................................................................    8

Section 3.  Compensation.....................................................................................    8

Section 4.  Additional Information to be Furnished to the Issuer.............................................    8

Section 5.  Independence of the Administrator................................................................    8

Section 6.  No Joint Venture.................................................................................    8

Section 7.  Other Activities of Administrator................................................................    8

Section 8.  Term of Agreement; Resignation and Removal of Administrator......................................    8

Section 9.  Action upon Termination, Resignation or Removal..................................................    9

Section 10.  Notices.........................................................................................   10

Section 11.  Amendments......................................................................................   10

Section 12.  Successors and Assigns..........................................................................   11

Section 13.  Governing Law...................................................................................   11

Section 14.  Headings........................................................................................   11

Section 15.  Counterparts....................................................................................   11

Section 16.  Severability....................................................................................   11

Section 17.  Not Applicable to Westcorp in Other Capacities..................................................   12

Section 18.  Limitation of Liability of Owner Trustee and Indenture Trustee..................................   12

Section 19.  Third-Party Beneficiary.........................................................................   12

Section 20.  Capitalized Terms...............................................................................   12

Exhibit A  Form of Power of Attorney.........................................................................  A-1

                                        i

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         This ADMINISTRATION AGREEMENT, dated as of August 1, 2003 (the
"Agreement"), is among WFS FINANCIAL 2003-3 OWNER TRUST (the "Issuer"), WESTCORP ("Westcorp" or, in its capacity as administrator, the "Administrator"), WFS RECEIVABLES CORPORATION 2, as seller (the "Seller"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Issuer is issuing 1.12875% Class A-1 Notes, 1.58% Class A-2 Notes, 2.29% Class A-3A Notes, Floating Rate Class A-3B Notes and 3.25% Class A-4 Notes (collectively, the "Notes"), pursuant to the indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee;

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) the Indenture, (ii) a sale and servicing agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), among the Issuer, the Seller, WFS Financial Inc ("WFS"), as master servicer (in such capacity, the "Master Servicer"), and Westcorp, as indemnifier, and (iii) a Letter of Representations, dated August 28, 2003 (the "Depository Agreement" and, together with the Basic Documents, the "Related Agreements"), among the Issuer, the Indenture Trustee and The Depository Trust Company ("DTC") relating to the Notes;

         WHEREAS, pursuant to the Related Agreements, the Issuer and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner Trustee"), are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture and (ii) the beneficial ownership interests in the Issuer;

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Duties of the Administrator.

         (a) Duties with Respect to the Depository Agreement and the Indenture.

                  (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons, of all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                           (A) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                           (B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                           (C) the notification of Noteholders and the Rating Agencies of the final principal payment on the Notes (Section 2.07(b));

                           (D) the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

                           (E) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);

                           (F) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

                           (G) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.02);

                           (H) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                           (I) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                           (J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

                           (K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

                           (L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                           (M) the identification to the Indenture Trustee and the Insurer in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                           (N) the notification of the Indenture Trustee, the Insurer and each Rating Agency of a Servicer Default under the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Contracts, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

                           (O) the duty to cause the Master Servicer to comply with the Sale and Servicing Agreement, including
                  Section 5.07 and Articles Four and Seven thereof (Section
                  3.14);

                           (P) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

                           (Q) the delivery of written notice to the Indenture Trustee, the Insurer and each Rating Agency of each Event of Default under the Indenture and each default by the Master Servicer or the Seller under the Sale and Servicing Agreement (Section 3.18);

                           (R) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                           (S) the compliance with any written directive of the Controlling Party with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                           (T) the notification of the Rating Agencies of any waiver of a Default or an Event of Default (Section 5.13);

                           (U) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                           (V) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                           (W) maintaining the effectiveness of the sales finance company licenses required under the Maryland Code and the licenses required under the Pennsylvania Motor Vehicle Sales Finance Act (Section 6.14);

                           (X) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                           (Y) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

                           (Z) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                           (AA) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

                           (BB) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                           (CC) the execution, authentication and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

                           (DD) the duty to notify Noteholders and the Rating Agencies of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                           (EE)     the preparation and delivery of all
                  Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                           (FF) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                           (GG) the notification of the Rating Agencies, upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

                           (HH) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

                           (II)     the recording of the Indenture, if
                  applicable (Section 11.15).

                      (ii) The Administrator will:

                           (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                           (C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

                           (D) indemnify the Owner Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

         (b)      Additional Duties.

                           (i)      In addition to the duties set forth in
         Section 1(a)(i), the Administrator shall perform such calculations and shall prepare or cause to be prepared by other appropriate persons, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Agreements or Section 5.05 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                           (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                           (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of any Schedule K-1s necessary to enable each Owner to prepare its federal and state income tax returns.

                           (iv)     The Administrator shall satisfy its
         obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder. In connection with paragraph (ii) above, the Accountants will provide prior to December 31, 2003, a letter in form and substance satisfactory to the Owner Trustee if any tax withholding is then required and the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

                           (v) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

                           (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         (c)      Non-Ministerial Matters.

                           (i)      With respect to matters that in the
         reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                           (A) the amendment of or any supplement to the Indenture;

                           (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                           (C) the amendment, change or modification of the Related Agreements;

                           (D)      the appointment of successor Note
                  Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Master Servicer, or the consent to the assignment by any of the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

                           (E)      the removal of the Indenture Trustee.

                           (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Related Agreements, (B) sell the Trust Estate pursuant to clause (iv) of
         Section 5.04 of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the investment of the Holders.

         Section 2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Company at any time during normal business hours.

         Section 3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation which shall be solely an obligation of the Company.

         Section 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         Section 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         Section 6. No Joint Venture. Nothing contained in this Agreement shall
(i) constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         Section 8. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

         (a) Subject to Section 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

         (b) Subject to Section 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

         (c) Subject to Section 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                  (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

         (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         (f) Subject to Sections 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Master Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Master Servicer shall automatically become the Administrator under this Agreement; provided, however, that this subsection (f) shall not apply at such times as the Indenture Trustee shall be the Successor Master Servicer.

         Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b) or
(c),
respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         Section 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

         (a)      if to the Issuer or the Owner Trustee, to:

                  WFS Financial 2003-3 Owner Trust
                  Chase Manhattan Bank USA, National Association
                  c/o JP Morgan Chase
                  500 Stanton Christiana Rd., OPS4 /3rd Floor
                  Newark, Delaware 19713
                  Attention: Institutional Trust Services

         (b)      if to the Administrator, to:

                  Westcorp
                  23 Pasteur
                  Irvine, California  92618
                  Attention: Guy Du Bose, Esq.

         (c)      if to the Indenture Trustee, to:

                  Deutsche Bank Trust Company Americas
                  60 Wall Street, 26th Floor
                  MS NYC60-2606
                  New York, New York 10005
                  Attention: Corporate Trust & Agency Services - Structured Finance Services

         (d)      if to the Insurer, to:

                  Financial Security Assurance Inc.
                  350 Park Avenue
                  New York, New York 10022
                  Attention: Transaction Oversight Department

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         Section 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Insurer and the Owner Trustee but without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any

Noteholder or Certificateholder. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and the holders of Certificates evidencing at least a majority of the Certificate Percentage for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the Insurer and the holders of all outstanding Notes and Certificates. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

         Section 12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Insurer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Insurer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT THAT THE DUTIES OF THE INDENTURE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 14. Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

         Section 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 17. Not Applicable to Westcorp in Other Capacities. Nothing in this Agreement shall affect any obligation Westcorp may have in any other capacity.

         Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Deutsche Bank Trust Company Americas not in its individual capacity but solely as Indenture Trustee and in no event shall Deutsche Bank Trust Company Americas have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         (c) In no event shall the Indenture Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (d) In no event shall the Indenture Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement.

         Section 19. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         Section 20. Capitalized Terms. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        WFS FINANCIAL 2003-3 OWNER TRUST

                                        By: CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        WESTCORP,
                                            as Administrator

                                        By: ____________________________________
                                                        Lee Whatcott
                                              Executive Vice President, Chief
                                           Financial Officer and Chief Operating
                                                          Officer

                                        WFS RECEIVABLES CORPORATION 2,
                                            as Seller

                                        By: ____________________________________
                                                      John L. Coluccio
                                                          President

                                        DEUTSCHE BANK TRUST COMPANY
                                         AMERICAS, not in its individual
                                         capacity but solely as Indenture
                                         Trustee

                                        By: ____________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                            FORM OF POWER OF ATTORNEY

                                       A-1